Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the Common Stock beneficially owned by each of them of CoreSite Realty Corporation, a Maryland corporation. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 14th day of February, 2012.

DBD INVESTORS V HOLDINGS, L.L.C.

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

DBD INVESTORS V, L.L.C.
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

TCG HOLDINGS II, L.P.
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

TC GROUP INVESTMENT HOLDINGS, L.P.
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CARLYLE REALTY V GP, L.L.C.
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CARLYLE REALTY V, L.P.
by Carlyle Realty V GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CORESITE CRP V HOLDINGS, LLC
by: Carlyle Realty V, L.P., its Managing Member
by Carlyle Realty V GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CARLYLE REALTY III, GP, L.L.C.
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CARLYLE REALTY III, L.P.
by: Carlyle Realty III, GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CORESITE CRP III HOLDINGS, LLC
by: Carlyle Realty III, L.P., its Managing Member
by: Carlyle Realty III, GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CRP III AIV GP, L.L.C.
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CRP III AIV GP, L.P.
by: CRP III AIV GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CRQP III AIV, L.P.
by: CRP III AIV GP, L.P., its General Partner
by: CRP III AIV GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CORESITE CRP III HOLDINGS (VCOC), LLC
by: CRQP III AIV, L.P., its Managing Member
by: CRP III AIV GP, L.P., its General Partner
by: CRP III AIV GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CARLYLE REALTY IV, GP, L.L.C.
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CARLYLE REALTY IV, L.P.
by: Carlyle Realty IV, GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CORESITE CRP IV HOLDINGS, LLC
by: Carlyle Realty IV, L.P., its Managing Member
by: Carlyle Realty IV, GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CRP IV AIV GP, L.L.C.
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CRP IV AIV GP, L.P.
by: CRP IV AIV GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CRP IV-A AIV, L.P.
by: CRP IV AIV GP, L.P. , its General Partner
by: CRP IV AIV GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CoreSite CRP IV Holdings (VCOC I), LLC
by: CRQP IV AIV, L.P., its Managing Member
by: CRP IV AIV GP, L.P., its General Partner
by: CRP IV AIV GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CRQP IV AIV, L.P.
by: CRP IV AIV GP, L.P., its General Partner
by: CRP IV AIV GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CORESITE CRP IV HOLDINGS (VCOC II), LLC
by: CRQP IV AIV, L.P., its Managing Member
by: CRP IV AIV GP, L.P., its General Partner
by: CRP IV AIV GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director